UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026

JUPITER NEUROSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

delaware	001-41265	47-4828381
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Kew Gardens Avenue, Suite 210
Palm Beach Gardens, FL	33410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 406-6154

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A-2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on October 24, 2025, Jupiter Neurosciences, Inc. (the “Company”) entered into a Standby Equity Purchase Agreement (as amended, the “SEPA”) with YA II PN, Ltd. (“Yorkville”), a Cayman Islands exempt limited partnership, pursuant to which the Company has the right, but not the obligation, to sell to Yorkville up to $20,000,000 of shares of Common Stock, par value $0.0001 per share (the “Common Stock”), from time to time, subject to certain limitations and conditions set forth in the SEPA.

The SEPA was initially described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 27, 2025, as amended by the Current Report on Form 8-K/A filed on November 20, 2025, each of which is incorporated herein by reference.

Between May 14, 2026 and July 24, 2026, pursuant to Advance Notices delivered under the SEPA, the Company issued and sold to Yorkville an aggregate of 11,470,000 shares of Common Stock for aggregate gross proceeds of approximately $3.6M. The per-share purchase price for each Advance was equal to 97% of the lowest daily volume-weighted average price (“VWAP”) of the Common Stock on The Nasdaq Capital Market during the applicable three-consecutive-trading-day pricing period commencing on the date of delivery of the applicable Advance Notice, as specified in the SEPA.

The shares of Common Stock described herein were issued and sold in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. The Company’s reliance on this exemption is based on representations made by Yorkville in the SEPA, including that Yorkville is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act, and that the shares were acquired for investment purposes and not with a view toward distribution.

Item 8.01 Other Events.

Following the issuances and sales of Common Stock pursuant to the SEPA described in Item 3.02 above, as of July 28, 2026, the Company had 56,520,143 shares of Common Stock issued and outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Index of Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITER NEUROSCIENCES, INC.

By:	/s/ Christer Rosén
Christer Rosén
Chief Executive Officer

Date:	July 28, 2026